                                                                    EXHIBIT 10.4

*INFORMATION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                      NATIONAL ISP MASTER SERVICE AGREEMENT

        This National ISP Master Service Agreement ("Agreement") is entered into as of the 6th of December, 1999 (the "Effective Date") by and between N2H2, Inc., a Washington corporation, having its principal place of business at 900 4th Avenue - Suite 3400, Seattle, WA, 98164 ("N2H2") and AT&T Global Network Services, LLC, a Delaware limited liability company, with offices at 231 N. Martingale Road, Schaumburg, Illinois 60173-2254 ("LICENSEE"), for the purpose of providing the Licensee's end-user subscribers, and Licensee's customers who provide Internet connectivity to end-users, with N2H2's Internet filtering services.

                                   WITNESSETH

        WHEREAS, N2H2 provides Internet filtering and network caching services to education, Internet service providers ("ISPs") and commercial organizations; and

        WHEREAS, Licensee provides Internet access to end-user subscribers and to customers, including but not limited to other ISPs, who provide Internet connectivity to their end-users, as a function of the Internet service provided by and managed by Licensee, and

        WHEREAS, Licensee and N2H2 (collectively, the "Parties" and each individually, a "Party") desire to enter into this Agreement to govern their respective rights and obligations regarding Licensee's purchase, use and resale of, and N2H2's sale, delivery and service of, the System and Service, as each are defined below.

        NOW THEREFORE, in recognition of the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the Parties hereby agree as follows:


        1. INTENT OF RELATIONSHIP BETWEEN PARTIES. It is the intent of the Parties that they will work together to provide Internet filtering services to Licensee's end-users and customers requesting such filtering service. Each Party will use commercially reasonable efforts to meet its obligations under this Agreement, and will strive to provide an optimal level of customer satisfaction to the end-users. Furthermore, it is the intent of the Parties to pursue such related opportunities within the Internet filtering market as may arise from time to time, provided the Parties can mutually agree on such opportunities. Notwithstanding the foregoing, the Parties are independent contractors only and not joint venturers or partners.

        2. DESCRIPTION OF N2H2 INTERNET ACCESS FILTERING SERVICES. N2H2 will provide, at a minimum, a turnkey service inclusive of hardware, software, technical and customer support, system maintenance and software updates, that filters and caches content received via the Internet onto a computer network or workstation (collectively, as upgraded, modified, or otherwise improved from time to time, the "Service"). The Service will be delivered through either direct placement of an N2H2 network proxy server containing N2H2 proprietary software and proprietary blocked database (collectively, the "System") onto the network or computer of the end-user (the "End-User), or by placement of the System onto the network or computer of Licensee or the network or Computer of a customer of Licensee who resells Licensee's services to the End-User. The placement of a System will be determined according to the requirements of Licensee's customer or End-User for each specific application under this Agreement, and will be documented along with other requirements, including but not limited to the applicable charges, the term of provision of the Services, the installation location and configuration of the System and the contact name, number, etc. at the installation site of the System, in a project schedule ("Schedule") which, when signed by both Parties, shall become effective and shall be deemed to be attached to and incorporated into this Agreement.

        3. TERM. The initial term of this Agreement shall be for one (1) year commencing on the Effective Date. If either Party does not terminate this Agreement, as provided herein, this Agreement will automatically renew for a one
(1) year extension term on each anniversary of the Effective Date. During the initial term or any extension term, either Party has the right to terminate the Agreement, with or without cause, by giving at least thirty (30) days prior written notice of its intent to terminate to the other Party. The expiration or termination of this Agreement shall not affect the System and Services then currently being delivered under any Schedule(s) to this Agreement, which shall remain in place and continue until the then current term of such Schedule(s) expires, or is terminated by Licensee pursuant to the terms and conditions of this Agreement or the applicable Schedule. Any provisions of this Agreement which by their nature extend beyond the termination or expiration of this Agreement or the applicable Schedule shall remain in effect beyond such termination until fulfilled and shall apply to the Parties' respective successors and permitted assigns.

        4. ARTWORK. Licensee shall create the trailer and block page graphics for N2H2's reasonable approval and installation on the System by N2H2 prior to final System configuration and delivery.

        5. CONFIGURATION. Prior to shipping to, and placement and installation of the System at the address specified in the applicable Schedule, N2H2 will configure each System based on the information set forth in such applicable Schedule and any additional information provided by Licensee over the Internet via use of N2H2's "On-line Network Information Form". Upon delivery and successful installation of the System by N2H2, N2H2 will provide, at no additional cost, on-site training and education to Licensee's employees, and/or customers or End-Users, regarding the configuration and use of the System. N2H2 shall pay for all shipping and handling charges associated with the delivery of the System.

        6. HARDWARE/SOFTWARE. Licensee shall have the option to obtain the hardware for the System from N2H2 or from a third party. If the System's server hardware is provided by N2H2 ("Hardware"), it shall remain the sole and exclusive property of N2H2. If the System's server hardware is provided by Licensee, such Hardware shall remain the sole and exclusive property of Licensee. The System's filtering and caching software ("Software") and all documentation related thereto ("Documentation") shall remain the sole and exclusive property of N2H2. N2H2 hereby agrees that it shall allow no dissemination, sale or other transfer of Licensee's hardware, proprietary software and/or content related to or used in connection with

N2H2's provision of Services to Licensee, including, without limitation, proprietary computer IP addresses as provided to N2H2 for server installation, without the prior written approval of Licensee. Licensee, if necessary to accommodate multiple "transparently installed" servers, will, at its option and cost, provide load-balancing hardware/software, as may be required.

        7. PROPRIETARY CONTENT. N2H2 will, through the provision of its filtering services, provide to Licensee the use of its proprietary database of records for filtering and screening activities and other proprietary data (together, "Proprietary Content"). The Proprietary Content shall remain the sole and exclusive property of N2H2.

        8. LICENSE. So long as Licensee complies with the terms of this Agreement, N2H2 grants to Licensee and to Licensee's customers and End-Users, the * (except to an Affiliate of Licensee), limited, right (the "License") to use the Hardware, Software, Documentation and Proprietary Content in conjunction with the System, as follows:

               a. N2H2 grants to Licensee, and via a pass-through license, to Licensee's customers and End-Users, the * right to use, execute, display, distribute, perform, and copy (to the extent provided herein), the Software, Documentation and Proprietary Content solely as configured for Licensee's Authorized Users, as defined below, and as set forth in each applicable Schedule.

               b. The Licensee shall provide N2H2 with a monthly report which identifies the then current Licensee's customers and the number of End-User, but such report will not discretely identify End-Users.

               c. Licensee agrees that Licensee and its Affiliates shall not attempt to reverse assemble, reverse compile, reverse engineer or otherwise derive a source code equivalent from the System's Hardware or Software, and not attempt to extract or copy the Proprietary Content, provided hereunder by N2H2.

               d. N2H2 reserves the right to terminate this License upon written notice, and to seek any other legal remedies, if Licensee violates any provisions hereof.

        9. PAYMENT. Licensee's payments to N2H2 are calculated as specified in the applicable Schedule. On the 15th of each month the Licensee will notify N2H2 of the total number of Licensee's End-Users and Licensee's customer's End-Users (collectively, the "Authorized Users") of the filtering Services provided hereunder. This number will be the basis for calculation of the upcoming month's monthly service fee, per the applicable Schedule. Monthly payments are to be made to N2H2 within thirty (30) days of receipt of a correct invoice from N2H2 for the applicable charges hereunder. The payment shall be calculated as * All monthly service fees for System service, which service is described on attached Exhibit B, will be paid annually within thirty (30) days of receipt of an invoice therefor from N2H2. The initial invoice under a Schedule shall follow successful installation of the applicable System, and thereafter the annual service fee shall be due as of the anniversary of the commencement date of the applicable Schedule.

        10. FILTERED SUBSCRIBER COUNT REPORTING BY LICENSEE. On a monthly basis, Licensee shall provide N2H2 with verifiable documentation of the monthly count, as of the 15th of the month, of its Internet customers and End-User subscribers utilizing the filtering Services provided hereunder. N2H2 reserves the right to audit, at its own cost, Licensee's billing and subscriber records once per year, for the purpose of verifying accurate billing submissions by Licensee. If, upon audit, Licensee is found to have underpaid N2H2 for previous billing periods, Licensee shall provide payment to correct any errors or omissions to those monthly payments to N2H2, and, in the event such underpayment is for a significant amount, Licensee shall reimburse the reasonable cost of the audit to N2H2. Such payment will be made within thirty (30) days notice of such errors from N2H2. If, upon audit, Licensee is found to have overpaid N2H2 for previous billing periods, N2H2 will provide payment or credit to Licensee, within thirty
(30) days of such discovery, to correct any such overpayment.

        11. MAINTENANCE SERVICES. N2H2 will monitor, maintain and repair the System at the server site and keep the System in good condition at N2H2's sole cost and expense, in the manner set forth in Exhibit B. If the System is installed on Licensee's premises, Licensee will maintain the premises surrounding the System in a clean and suitable condition and will maintain the immediate environment according to the applicable, reasonable environmental specifications provided to Licensee by N2H2. To help troubleshoot any problems that may occur, the make and model of any power conditioning/UPS unit that the N2H2 server is using should be reported to N2H2 technical support. N2H2 will install all N2H2 servers strictly in compliance with N2H2 Technical Installation Specifications, as defined on the N2H2 Web site. Licensee will be solely responsible for, and will reimburse N2H2 for, the costs of all repairs and maintenance necessitated by any negligent or willful act or omission of Licensee, its employees, or agents. Licensee shall not attempt to make any updates or other modifications to the System's Hardware, Software, or Proprietary Content without the written consent of N2H2.

        12. UPGRADES; UPDATES. At its sole expense and in a timely manner, N2H2 will provide Licensee with all software and hardware updates or upgrades and fixes for the System which are generally provided by N2H2 to all similar N2H2 Licensees. Such updates and upgrades shall include all features and services available, including, but not limited to, the warranties provided in Section 14 hereof. Licensee shall use the upgraded or updated System only in accordance with this Agreement.

        13. HELP SERVICES. Upon successful installation of the System, N2H2 shall train the Licensee's, and/or the Licensee's customer's or End-User's, network administrator(s) and/or other individuals identified by Licensee in the proper use of the System at Licensee's premises or the location where the System is installed, at no cost to Licensee. N2H2 will make available technical consultants by telephone 24 hours per day, 7 days per week to assist Licensee with questions concerning operation and troubleshooting of the System. N2H2 will not be required to travel to Licensee's premises to provide services, except for travel for maintenance services and training which shall be solely at N2H2's cost, unless the Licensee agrees in advance to reimburse N2H2 for time and travel costs.

        14. LIMITED WARRANTY. N2H2 WARRANTS TO LICENSEE ONLY THAT (A) THE SERVICES WILL BE PROVIDED IN A WORKMANLIKE MANNER, AND (B) DURING THE TERM OF THIS AGREEMENT, THE SYSTEM WILL CONFORM TO ITS DOCUMENTATION AND SPECIFICATIONS WHEN USED IN CONFORMANCE WITH SUCH DOCUMENTATION AND SPECIFICATIONS. N2H2 FURTHER WARRANTS THAT THE SYSTEM WILL BE FREE FROM DEFECTS IN MATERIALS AND WORKMANSHIP UNDER NORMAL USE, AND THE SYSTEM AND SOFTWARE CONTAIN NO MALICIOUS CODE, PROGRAM OR OTHER INTERNAL COMPONENT, COMPUTER VIRUS, COMPUTER WORM, OR COMPUTER TROJAN HORSE OR TIME BOMB, WHICH COULD DAMAGE, DESTROY OR ALTER ANY HARDWARE, SOFTWARE OR DATA. N2H2 ADDITIONALLY WARRANTS THAT THE SOFTWARE WILL RECORD, STORE PROCESS AND PRESENT CALENDAR DATES FALLING ON OR AFTER JANUARY 1, 2000, IN THE SAME MANNER AND WITH THE SAME FUNCTIONALITY AS IT PERFORMED BEFORE JANUARY 1, 2000. EXCEPT AS PROVIDED HEREIN, THE SYSTEM IS LICENSED WITHOUT WARRANTY, EITHER EXPRESSED OR IMPLIED, AS TO PERFORMANCE, MERCHANTABILITY, OR FITNESS FOR ANY PARTICULAR PURPOSE. LICENSEE ASSUMES THE ENTIRE RISK AS TO THE RESULTS OF THE SYSTEM.

        15. LIMITED LIABILITY. TO THE MAXIMUM EXTENT PERMITTED BY LAW; IN NO EVENT SHALL EITHER PARTY OR ANYONE INVOLVED IN THE CREATION, PRODUCTION, DELIVERY OR LICENSING OF THE SYSTEM BE LIABLE TO THE OTHER PARTY, OR ANY THIRD PARTY, FOR INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES; INCLUDING WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, OR OTHER PECUNIARY LOSS ARISING OUT OF THE USE OR INABILITY TO USE THE SYSTEM.

        16. INDEMNIFICATION. N2H2 will indemnify and defend Licensee and its directors, officers, employees and agents, at N2H2's expense, against any and all losses, liabilities, judgments, awards and costs (including reasonable legal fees and expenses) arising from or relating to (a) any breach or default of N2H2's obligations herein; (b) any negligent act or omission or willful misconduct by N2H2 or its employees, agents, invitees, licensees, users or subscribers; (c) any claim by a third party of copyright, patent or other intellectual property infringement by the System or the Services provided hereunder; (d) any claim by any third party relating to the blocking of any content or materials through use of the System and/or Services; and (e) any claim by any customer of Licensee, or any End-User relating to the content or materials which are not filtered by the Services.

        17. COPYRIGHT. Licensee acknowledges that N2H2 asserts that the Software and Proprietary Content and any copies thereof are owned by N2H2 and are protected by United States copyright laws and international treaty provisions. Therefore, Licensee agrees to treat the Software and Proprietary Content like any other copyrighted material. Licensee agrees not to rent, lease, lend or sell the Software except to the extent allowed hereunder to sublicense or resell the right to use which is implicit in the delivery of the N2H2 Services to End-Users and customers of Licensee. If Licensee attempts to reverse engineer, decompose, disassemble or make any attempt to discover the Proprietary Content, Software or source code to the Software and/or the details of the Proprietary Content, N2H2 shall have the right to immediately terminate this Agreement.

        18. ASSIGNMENT. Neither Party may assign or transfer, in whole or in part, this Agreement or any of its rights or obligations under this Agreement without the prior written consent of the other Party, which shall not unreasonably be withheld, provided, however, Licensee may assign this Agreement to an entity that directly controls, is controlled by or is under common control with Licensee (an "Affiliate") without the prior written consents of N2H2. The obligations of the Parties shall be binding on and inure to the benefit of their respective successors and permitted assigns. Any transfer or assignment in violation of this paragraph shall be void and will have no force or effect.

        19. FORCE MAJEURE. The Parties will not be in default and liable for breach of this Agreement in the event their business is interrupted because of strikes, labor disturbances, lockout, riot, fire, flood, outside electrical failure, outside telecommunications facilities failure, act of God, or the public enemy, or any other cause, whether like or unlike the foregoing, if beyond their reasonable control and which may prevent or delay them from performing their obligations herein.

        20. MARKS; USAGE AND PROMOTION. Neither Party shall, without the prior express written consent of the other Party, use the other Party's name, logos, service marks, trademarks or trade names, or those of any subsidiary or Affiliate of the other Party, or reveal the existence of this Agreement, in any advertisement, publicity release, Internet page, or marketing materials. Both Parties will take such action as is necessary to protect, and shall not misrepresent, the other Party's copyrights, trade names, trademarks, service marks, goodwill, trade secrets, proprietary information, products and/or services. Each Party may attach to or modify the other Party's marketing materials to the extent necessary to provide information about the appropriate contacts within its own organization, but may not otherwise modify the other Party's materials, or distribute its own version of the other Party's marketing materials, without the written approval of the other Party. Each Party shall submit to the other Party for approval any and all changes made to the other Party's documentation, either printed or electronic, in advance of distribution. Similarly, any and all printed or electronic documentation originated by one Party which describes or represents the services and technologies of the other Party must be approved by the other Party prior to distribution. Requests for approval shall be made allowing reasonable time for review by the other Party, and approvals shall not be unreasonably withheld.

        Any and all public relations activities undertaken by one Party which include reference to the other Party's products, services or technologies, or containing quotes by the other Party's executives or representatives, including but not limited to the issuance of press releases, shall first be submitted for review and approval by the other Party. Requests for approval shall be made allowing reasonable time for review by the other Party, and approvals shall not be unreasonably withheld. N2H2 agrees to provide samples of acceptable language for use in Licensee's public relations materials.

        21. REMEDIES. In the event either Party under this Agreement fails to cure a breach or default within thirty (30) days after written notice from the other Party, in addition to its right to terminate the applicable Schedule(s) set forth in Section 22 below, such other Party shall have the right to pursue any other remedies available at law or in equity to enforce or interpret the terms of this Agreement. An action for any breach of this Agreement must be commenced within two (2) years from the date when a Party learned of the alleged breach.

        22. BREACH; TERMINATION. Except as set forth in paragraph 17, in the event that any breach or default of this Agreement by either Party remains uncured for more than thirty (30) days after written notice from the other Party, the non-breaching Party may terminate the applicable Schedule(s) under this Agreement by giving the breaching Party written notice of termination. Upon termination of a Schedule by either Party, N2H2 will have the right to disconnect Licensee from the applicable System(s), following the notice and cure period, and, upon N2H2's request, Licensee will promptly return the System(s) to N2H2 in "AS IS" condition. N2H2 shall pay for all shipping and handling charges associated with the return of the System(s).

        23. NOTICES. Any notice required by this Agreement or given in connection with it, will be in writing and will be given to the appropriate Party by personal delivery or by certified mail, or recognized overnight delivery services. Facsimile notice or email may be used only if a means of obtaining an immediate written confirmation of receipt is available and such proof is presented in the event of a dispute. All notices will be effective upon receipt, and will be made to the following addresses for each Party (or as such address may be modified by notice to the other Party):

        For Licensee:        AT&T Global Network Services
                             231 N. Martingale Road, M/S 2A
                             Schaumburg, Illinois 60173-2254
                             Attn: Internet Service Manager

        with a copy to:      AT&T Global Network Services
                             231 N. Martingale Road, M/S 10-A
                             Schaumburg, Illinois 60173-2254
                             Attn: Legal Department

        For N2H2:            N2H2, Inc.
                             900 4th Avenue, Suite 3400
                             Seattle, Washington 98164
                             Attn: Vice President and General Manager

        24. SEVERABILITY. The invalidity or unenforceability of any provision hereof will in no way affect the validity or enforceability of any other provision.

        25. GOVERNING LAW. The Parties agree that this Agreement will be governed by the internal laws of the State of New York, without regard to conflict of law principles.

        26. CONFIDENTIALITY. Any disclosure of confidential or proprietary information between the Parties during the term of this Agreement, with the exception of the Hardware, Software, Documentation, Proprietary Content and Licensee's IP addresses, shall be made under and pursuant to the terms and conditions of a mutually agreeable confidentiality agreement between the Parties (the "Confidentiality Agreement"), Information exchanged between the Parties during the normal course of business under this Agreement shall not be considered proprietary or confidential unless so identified and disclosed under such Confidentiality Agreement.

        27. ENTIRETY. This Agreement constitutes the complete agreement between N2H2 and Licensee, and may not be modified except by written agreement of both Parties.

        28. TAXES. N2H2 will invoice Licensee for any sales, use or other legally collectable taxes on the Services provided hereunder, except where Licensee provides N2H2 with a resale or other exemption certificate; provided, however, that Licensee shall not be responsible to pay any taxes: (i) imposed on N2H2's net or gross income, capital or franchise taxes, (ii) in the nature of employee withholding taxes, FICA, Medicare taxes, unemployment insurance or other taxes relating to N2H2's personnel performing Services hereunder, (iii) imposed on, with respect to, or in connection with N2H2's purchase of any supplies, materials, equipment, software, or services for use in providing the Services, (iv) based on or in respect of any property or equipment used in providing the Services, including but not limited to property taxes on the System, or (v) in the nature of government licenses or permits required to provide the Services.

        29. BRANDING. The customized "Block" and "Review URL" pages that shall be used in conjunction with the Services provided hereunder shall include an N2H2-approved reference to N2H2, such as "Powered by N2H2". The reference shall be hyperlinked to N2H2's web site.


ACCEPTED AND AGREED FOR N2H2, INC. (N2H2):  ACCEPTED AND AGREED FOR AT&T GLOBAL
                                            NETWORK SERVICES, LLC (LICENSEE):


Signature:                                  Signature:
          -----------------------------               --------------------------
               [David W. Arnold]                           [G. F. Dravitz]
Printed:                                    Printed:
        -------------------------------             ----------------------------
               [David W. Arnold]                           [G. F. Dravitz]
Title:                                      Title:
      ---------------------------------           ------------------------------
           [Vice President & COO]                      [Procurement Director]
Date:                                       Date:
     ----------------------------------          -------------------------------
                 [11/19/99]                               [12-6-99]

                                    EXHIBIT A
                                  AT&T Pricing

N2H2 agrees to provide Internet Filtering Service to Licensee for the following charges.


              Proxy Server Set-up & Installation "One time Charge"
              ----------------------------------------------------

1 N2H2 Filtering Cluster*                           * per Cluster

1 Alteon Ace Director Switch                        * per customer

----------

*(10) Rack Mount P300 w/ 384 MB RAM*, Additional Servers required will be provided by N2H2 at no cost as required. A Cluster may be used to serve one or more Licensee customers, as technically possible.


                          Standard Monthly Service Fee
                                    Schedule
                          ----------------------------

SUBSCRIBERS                          MONTHLY SERVICE FEE (MSF)

All subscribers                      * per subscriber


                     Annual Maintenance Service Fee Schedule
                     ---------------------------------------

Yearly Alteon Service Agreement * (per Ace Director Switch per year, due on the commencement date and each anniversary/renewal date of the term of the applicable Schedule.)

* INFORMATION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                    EXHIBIT B
                      Maintenance Service Plan Description

N2H2 shall provide annual maintenance service to the System according to the following terms and conditions:

N2H2 will provide Licensee with pass-through Alteon Support Services, which include:

1. 24 x 7 Tech Support: telephone, fax and e-mail support 24 hours a day, seven
(7) days a week. Live support is offered from 6:00 A.M. to 7:00 P.M., Monday through Friday, Pacific time, excluding holidays. Pager support is offered from 7:00 P.M. to 6:00 A.M., Monday through Friday, plus weekends and holidays. Premium support subscribers have access to a special support phone number and a special e-mail address. Leaving a message of any priority in these special voicemail and e-mail boxes generates a page. Up to six (6) authorized users may be registered with Alteon WebSystems' technical support under this program, two
(2) of which may be Licensee. The Alteon program will be upgraded to live 24 x 7 support before end of year 1999.

2. Alteon will ship replacement product directly to either N2H2 or to Licensee upon determination of a hardware problem. Once the replacement unit reaches the customer site, the defective unit is returned to Alteon.

3. Full technical support web access provides access to FAQs, on-line documentation, and a channel into the Alteon and N2H2 call tracking databases. Through secure user authentication, Licensee can query the on-line call tracking database to view service calls and submit new service requests. Access is also provided via login and password into the technical support FTP server. Plan members are provided their own home directories for uploading/downloading information, all while protecting their data from others.

4. Switch software subscription is provided for end-user access to all new switch software releases, including new feature releases and releases to correct software defects.

TERMS AND CONDITIONS

Term for paid support contracts: 12 months. Initial period starts after three
(3) month free support period.

End-users who purchase any end-user support program for NICs must buy it for all Alteon WebSystems NICs they have purchased.

FTP is the primary distribution mechanism for software releases. Other media may be made available upon request.

Any returned units MUST obtain prior authorization from Alteon Technical Support. After obtaining authorization, an RMA form must be filled out and accompany each returned unit.

Advance Replacement units are delivered to the customer site by next day if RMA information is received at Alteon headquarters by 2:00 P.M., Pacific time. Alteon must receive failed units within 15 calendar days after delivery of replacement product, and reserves the right to bill for units not returned within this time.

For return-to-factory repairs, Alteon will ship a repaired or replacement unit within 15 calendar days of receipt of the failed unit.

Shipping charges: During 90-day free support period, Alteon pays shipping charges both ways. For Advance Replacement, Alteon pays shipping charges both ways. During warranty period, Alteon pays shipping charges for return of product to Alteon. For return-to-factory repair, Alteon pays shipping charges for return of product to Alteon. Other shipping charges are paid by Licensee.

Callback period for Premium contract: Support will respond to calls within 15 minutes during the program hours of operation.

* INFORMATION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                           PROJECT SCHEDULE NO. 99-01

NAME OF CUSTOMER OR END-USER (OR IDENTIFICATION OF LICENSEE'S APPLICATION):

        Families On Line


CONFIGURATION OF SYSTEM:

        1 N2H2 Filtering Cluster*
        1 Alteon Ace Director Switch

*(10) Rack Mount P300 w/384 MB RAM. Additional servers, if required, will be provided by N2H2 at no additional cost.


APPLICABLE CHARGES:


                          INSTALLATION PAYMENT SCHEDULE

DUE DATE                          SERVICE                              AMOUNT*           TOTAL*

Upon Installation Completion      Mini Cluster Set-up

Upon Installation                 Alteon Ace Director

Upon Schedule Commencement        Alteon Service Agreement (1 Year)           *

                                  Initial Payment                                                 *


                               MONTHLY SERVICE FEE

          * per subscriber per month (flat fee for all subscribers)


TERM OF SERVICES UNDER SCHEDULE:

        The Service Period shall be for three (3) years, commencing on the date Service is first implemented for Families On Line.

* INFORMATION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




                LICENSEE'S (OR CUSTOMER'S) NETWORK REPRESENTATIVE
                                   INFORMATION

CONTACT NAME:                           MARK THURMAN
                                        --------------------------------------
EMAIL ADDRESS:                          MCTHURMA@BELLSOUTH.NET
                                        --------------------------------------
OFFICE PHONE NUMBER:                    954-771-8558
                                        --------------------------------------
FAX PHONE NUMBER:                       954-771-4241
                                        --------------------------------------
PAGER PHONE NUMBER:                     954-648-0351 (CELL PHONE)
                                        --------------------------------------


                                   LOCATION OF
                                    Server(s)

CONTACT NAME:                       BEAU CHAMBERS (PRIMARY) 650-556-1698
                                    ALT: MIKE SHEA (MGR) 858-812-4624
                                    -----------------------------------------
ORGANIZATION:                       AT&T
                                    -----------------------------------------
STREET ADDRESS #1:                  3175 SPRING STREET
                                    -----------------------------------------
STREET ADDRESS #2:
                                    -----------------------------------------
CITY/STATE/COUNTRY:                 REDWOOD CITY, CALIFORNIA, USA
                                    -----------------------------------------
ZIP/POSTAL CODE:                    94063-3928
                                    -----------------------------------------


                                  COMPLETED BY
                                  ------------

NAME:                         SAM PARRINO
                              --------------------------------------
TITLE:                        PROJECT MANAGER
                              --------------------------------------
DATE:                         12/2/99
                              --------------------------------------


ACCEPTED AND AGREED FOR N2H2, INC. (N2H2):  ACCEPTED AND AGREED FOR AT&T GLOBAL
                                            NETWORK SERVICES, LLC (LICENSEE):

Signature:                                  Signature:
          ------------------------------              --------------------------
               [David Arnold]                               [G. F. Dravitz]
Printed:                                    Printed:
        --------------------------------            ----------------------------
               [David Arnold]                               [G. F. Dravitz]
Title:                                      Title:
      ----------------------------------          ------------------------------
         [VP & Chief Operating Officer]                [Procurement Director]
Date:                                       Date:
     -----------------------------------         -------------------------------
                 [12/6/99]                                  [12-6-99]


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